UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification
Number)

One Golden Shore Drive, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     Attached as Exhibit 99.1 to this report is a copy of the presentation made by Molina Healthcare, Inc. at the UBS Global Healthcare Services Conference in New York City on February 14, 2005.

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on February 18, 2005, to clarify that the information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by Molina Healthcare under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Molina Healthcare, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Molina Healthcare.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
No.	Description

99.1	Presentation to the UBS Global Healthcare Services Conference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2005	MOLINA HEALTHCARE, INC. By: /s/ Mark L. Andrews —————————————— Mark L. Andrews Executive Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Presentation by Molina Healthcare at UBS Global Healthcare Services Conference in New York City on February 14, 2005.